497(d)

                                 FT 257

        DIVERSIFIED INCOME & GROWTH TRUST, 1998 FALL SERIES

       Supplement to the Prospectus dated September 15, 1998

Notwithstanding anything to the contrary in the Prospectus, the minimum number of Units a Unit holder must tender at redemption or own upon termination to be eligible to receive an In-Kind Distribution of Equity Securities at redemption or upon termination shall be 1,000 Units.

October 6, 1998